Exhibit 99.1 Collections Update January 2021Exhibit 99.1 Collections Update January 2021

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations, and projections of revenue, net operating income, funds from operations, discounts to net asset values and other selected financial information. Forward looking statements can be identified by the use of words such as "may,“ "will," "plan," "could," "should,“ "expect," "anticipate,“ "outlook," "estimate,“ "projected," "target," "continue," "intend,“ "believe," "seek,"' or "assume," and variations of such words and similar expressions are intended to identify such forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. You should not rely on forward-looking statements as predictions of future events. Forward-looking statements involve numerous risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statement made by us. These risks and uncertainties include, but are not limited to: adverse economic and real estate developments in Northern and Southern California, Hawaii, the Pacific Northwest and Texas; decreased rental rates or increased tenant incentives and vacancy rates; defaults on, early terminations of, or non-renewal of leases by tenants; increased interest rates and operating costs; failure to generate sufficient cash flows to service our outstanding indebtedness; difficulties in identifying properties to acquire and completing acquisitions; failure to successfully integrate pending and recent acquisitions; failure to successfully operate acquired properties and operations; failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended; possible adverse changes in laws and regulations; environmental uncertainties; risks related to natural disasters; lack or insufficient amount of insurance; inability to successfully expand into new markets or submarkets; risks associated with property development; conflicts of interest with our officers or directors; changes in real estate and zoning laws and increases in real property tax rates; and the consequences of any possible future terrorist attacks. Currently, one of the most significant risk factors, is the potential adverse effect of the current COVID-19 pandemic on the financial condition, results of operations, cash flows and performance of us, our tenants and guests, the real estate market and the global economy and financial markets. The extent to which COVID-19 impacts us, our tenants and guests will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. You are cautioned that the information contained herein speaks only as of the date hereof and we assume no obligation to update any forward-looking information, whether as a result of new information, future events or otherwise. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed under the caption "Risk Factors" in our Annual Report on Form 10-K and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission. In this presentation, we rely on and refer to information and statistical data regarding the industry and the sectors in which we operate. This information and statistical data is based on information obtained from various third-party sources, and, in some cases, on our own internal estimates. We believe that these sources and estimates are reliable, but have not independently verified them and cannot guarantee their accuracy or completeness.

This presentation includes certain non-GAAP financial measures that the company considers meaningful measures of financial performance during the COVID-19 pandemic.

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AMERICAN ASSETS TRUST

Collections Throughout COVID-19

(UNAUDITED, AMOUNTS IN THOUSANDS)		BILLED[1]	COLLECTED TO DATE[1] $	COLLECTED TO DATE[1] %	COVID-19 ADJUSTMENTS[2] $	COVID-19 ADJUSTMENTS[2] %	OUTSTANDING $	OUTSTANDING %
4Q-2020 AS OF 1/5/2021								
RETAIL		$25,045	$21,871	87.3%	$1,559	6.2%	$1,615	6.4%
WAIKIKI BEACH WALK - RETAIL		$3,527	$1,010	28.6%	$72	2.0%	$2,445	69.3%
TOTAL RETAIL		**$28,572**	**$22,880**	**80.1%**	**$1,631**	**5.7%**	**$4,060**	**14.2%**
OFFICE		**$37,415**	**$36,949**	**98.8%**	**$338**	**0.9%**	**$128**	**0.3%**
MULTIFAMILY	SAN DIEGO	$10,693	$10,290	96.2%			$404	3.8%
	HASSALO	$3,065	$2,812	91.8%			$253	8.2%
TOTAL MULTIFAMILY		**$13,758**	**$13,102**	**95.2%**			**$656**	**4.8%**
TOTAL 4Q-2020 AS OF 1/5/2021		**$79,745**	**$72,931**	**91.5%**	**$1,969**	**2.5%**	**$4,845**	**6.1%**
3Q-2020 AS OF 12/26/2020								
RETAIL		$24,882	$20,302	81.6%	$3,190	12.8%	$1,390	5.6%
WAIKIKI BEACH WALK - RETAIL		$3,589	$1,152	32.1%	$215	6.0%	$2,222	61.9%
TOTAL RETAIL		**$28,470**	**$21,454**	**75.4%**	**$3,405**	**12.0%**	**$3,611**	**12.7%**
OFFICE		**$40,476**	**$39,950**	**98.7%**	**$492**	**1.2%**	**$35**	**0.1%**
MULTIFAMILY	SAN DIEGO	$9,766	$9,282	95.0%			$484	5.0%
	HASSALO	$3,181	$2,978	93.6%			$203	6.4%
TOTAL MULTIFAMILY		**$12,947**	**$12,261**	**94.7%**			**$687**	**5.3%**
TOTAL 3Q-2020 AS OF 12/26/2020		**$81,894**	**$73,665**	**90.0%**	**$3,897**	**4.8%**	**$4,333**	**5.3%**
2Q-2020 AS OF 8/23/2020								
RETAIL		$26,098	$16,586	63.6%	$3,926	15.0%	$5,586	21.4%
WAIKIKI BEACH WALK - RETAIL		$3,912	$1,461	37.4%	$167	4.3%	$2,284	58.4%
TOTAL RETAIL		**$30,010**	**$18,047**	**60.1%**	**$4,093**	**13.6%**	**$7,870**	**26.2%**
OFFICE		**$39,353**	**$38,413**	**97.6%**	**$517**	**1.3%**	**$423**	**1.1%**
MULTIFAMILY	SAN DIEGO	$9,536	$8,947	93.8%			$590	6.2%
	HASSALO	$3,213	$3,110	96.8%			$103	3.2%
TOTAL MULTIFAMILY		**$12,750**	**$12,056**	**94.6%**			**$693**	**5.4%**
TOTAL 2Q-2020 AS OF 8/23/2020		**$82,113**	**$68,516**	**83.4%**	**$4,610**	**5.6%**	**$8,986**	**10.9%**

(UNAUDITED, AMOUNTS IN THOUSANDS) 4Q-2020 TOP 15 TENANTS BY ABR AS OF 1/5/2021	BILLED[1]	COLLECTED TO DATE[1] $	COLLECTED TO DATE[1] %	COVID-19 ADJUSTMENTS[2] $	COVID-19 ADJUSTMENTS[2] %	OUTSTANDING $	OUTSTANDING %
TOP 15 TENANTS BY ABR	**$22,089**	**$21,922**	**99.2%**	**$144**	**0.7%**	**$23**	**0.1%**

(1) Billed recurring rents are primarily composed of base rent and cost reimbursements. 2Q-2020 data as of 8/23/2020. 3Q-2020 data as of 12/26/2020. 4Q-2020 data as of 1/5/2021.
(2) Includes rent deferrals and other monetary lease concessions.

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AMERICAN ASSETS TRUST

Portfolio Collection Activity

	COLLECTED TO DATE (APR 2020 – DEC 2020)(1)											
	APR	MAY	JUN	2Q-2020	JUL	AUG	SEP	3Q-2020	OCT	NOV	DEC	4Q-2020
OFFICE	98.2%	97.5%	97.1%	97.6%	98.8%	99.0%	98.3%	98.7%	99.0%	98.8%	98.5%	98.8%
RETAIL	60.9%	63.2%	67.0%	63.6%	80.9%	81.8%	82.0%	81.6%	86.7%	88.7%	86.7%	87.3%
MULTIFAMILY	95.0%	94.4%	94.3%	94.6%	94.4%	94.6%	95.1%	94.7%	95.3%	95.0%	95.4%	95.2%
MIXED-USE(2)	56.0%	37.6%	18.8%	37.4%	35.7%	29.8%	30.6%	32.1%	27.4%	26.5%	32.0%	28.6%
AVERAGE	83.3%	83.4%	83.7%	83.4%	89.8%	90.6%	89.5%	90.0%	91.3%	91.7%	91.3%	91.5%

COLLECTED TO DATE (APR 2020 – DEC 2020)(1)

OFFICE


98%
98%
97%
99%
99%
98%
99%
99%
99%
APR MAY JUN JUL AUG SEP OCT NOV DEC

RETAIL


61%
63%
67%
81%
82%
82%
87%
89%
87%
APR MAY JUN JUL AUG SEP OCT NOV DEC

MULTIFAMILY


95%
94%
94%
94%
95%
95%
95%
95%
95%
APR MAY JUN JUL AUG SEP OCT NOV DEC

MIXED-USE(2)


56%
38%
19%
36%
30%
31%
27%
27%
32%
APR MAY JUN JUL AUG SEP OCT NOV DEC

(1) Billed recurring rents are primarily composed of base rent and cost reimbursements. 2Q-2020 data as of 8/23/2020. 3Q-2020 data as of 12/26/2020. 4Q-2020 data as of 1/5/2021.
(2) Includes only Waikiki Beach Walk-Retail.

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AMERICAN ASSETS TRUST

4Q-2020 Retail Billed and Collection Activity

4Q-2020 RETAIL RENT BILLED[1]



OTHER 6.1%
SALON/SPA 4.2%
MOVIE THEATRE 3.9%
GYM/DANCE
MEDICAL
OFF-PRICE 6.3%
HOME FURNISHINGS 9.2%
RESTAURANT/QSR 15.6%
APPAREL 21.3%
GROCERY & DRUG 10.1%
HARDWARE STORES 6.7%
OTHER ESSENTIAL 5.1%
COMMUNICATIONS & HOME OFFICE 4.2%
BANK/CREDIT UNION 2.4%

(UNAUDITED, AMOUNTS IN THOUSANDS)

RETAIL TENANTS	% OF RETAIL BILLED[1]	4Q-2020[1] BILLED	COLLECTED	% COLLECTED
ESSENTIAL TENANTS[2]	28.6%	$8,177	$8,147	99.6%
NON-ESSENTIAL TENANTS	71.4%	$20,395	$14,733	72.2%
TOTAL RETAIL BILLED	100.0%	$28,572	$22,880	80.1%

(1) Billed recurring rents are primarily composed of base rent and cost reimbursements. Includes Waikiki Beach Walk Retail. 4Q-2020 data as of 1/5/2021.

(2) Essential Tenants per the Department of Homeland Security.

(3) Other includes Dry Cleaners, Tailors, Cobblers, Churches, Book Stores, Realtors, Insurance Agents, Tax Preparers, Wellness Products and Electronics.

4Q-2020 RETAIL RENT COLLECTED BY CATEGORY[1]



HARDWARE STORES 100.0%
GROCERY & DRUG 100.0%
BANK/CREDIT UNION 100.0%
COMMUNICATIONS & HOME OFFICE 99.6%
MEDICAL 99.4%
OTHER ESSENTIAL 98.3%
OTHER[3] 92.1%
OFF-PRICE 91.9%
HOME FURNISHINGS 84.4%
RESTAURANT/QSR 79.4%
SALON/SPA 75.5%
APPAREL 60.2%
GYM/DANCE 53.2%
MOVIE THEATRE 17.6%
ESSENTIAL
NON-ESSENTIAL

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AMERICAN ASSETS TRUST